                                                              January 12, 1998
TO THE SHAREHOLDER:

The Fund ended the quarter December 31, 1997 with a Net Asset Value of $22.17 per share. This represents a 2.1% increase from $21.72 per share as of September 30, 1997, and a 7.6% increase from $20.61 per share at the end of the March 31, 1997 fiscal year.

In the table below, the performance of the Fund is compared to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)

-------------------------------------------------------------------------------------------------------------

                                       10 Years        5 Years        2 Years       1 Year         Quarter
                                      To 12/31/97    To 12/31/97    To 12/31/97   To 12/31/97    To 12/31/97

-------------------------------------------------------------------------------------------------------------

1838 Bond Fund(2)                       171.77%        53.60%         15.83%        13.42%          3.82%

Average of 18 Other
Closed-End Bond Funds(2)                156.49%        52.20%         16.08%        11.20%          3.10%

Salomon Bros. Bond Index(3)             180.09%        55.46%        14.54%         12.96%          4.61%

-------------------------------------------------------------------------------------------------------------


1 - This is historical information and should not be construed as indicative of likely future performance.
2 - Source:  Lipper Analytical Services Corporation.
3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The bond market had very positive performance in 1997 as interest rates declined to their lowest levels in the past few years. The Fund was able to benefit from the rally in bond prices and have a 13.42% total return for the calendar year. We believe that long term bond yields have declined further than is warranted by domestic economic fundamentals because of the currency crisis in various Asian economies.

The Fund's exposure to Asian bonds totaled 1.8% of Net Assets as of December 31, 1997. These holdings did impact negatively on performance during the December quarter, but the overall strength of the bond market rally on the vast majority of the Portfolio permitted the Fund to achieve the returns detailed in the table above. In the previous shareholder report, we stated management's intention to limit direct exposure to the Asian credits of 5% of Net Assets and see no reason to change that limitation at this time. We also do not expect to increase the current holdings until some additional stability returns to the Asian markets.

The table below updates the portfolio quality of the Fund's assets:


                         Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------------------------------------------
                        U.S. Treasuries,
                          Agencies &                                                          B and      Not
Period Ended              AAA Rated         AA              A            BBB         BB       Lower     Rated
--------------------------------------------------------------------------------------------------------------------
December 31, 1997           17.7%          0.0%           34.3%         41.2%       4.8%       1.7%     0.3%
September 30, 1997          17.4%          2.0%           34.3%         41.2%       4.5%       0.4%     0.3%
March 31, 1997              22.3%          1.3%           31.9%         34.5%       9.3%       0.4%     0.3%
March 31, 1996              31.4%          1.2%           26.2%         27.4%       9.6%       3.9%     0.3%
--------------------------------------------------------------------------------------------------------------------




The slight increase in non-investment grade holding is due to the downgrading of the Asian holdings during December. Total exposure in BB, B and lower rated credit remains below levels at the fiscal year end. We would not anticipate increasing allocation to lower rated corporate bonds until yield spreads reflect greater return for the additional credit risk.

On December 11, 1997, the Board of Directors declared a dividend of $0.38 per share payable January 27, 1998 to shareholders of record December 22, 1997. We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as described in the Fund's prospectus. First Chicago Trust, the Fund's Transfer Agent and Dividend Paying Agent, can be reached at 201-324-0498.



                                         Sincerely,


                                         /s/    John H. Donaldson
                                         -------------------------------
                                         John H. Donaldson
                                         President

                                                               December 31, 1997
Schedule of Net Assets
(unaudited)


                                                                       Moody's/
                                                                      Standard &
                                                                      Poor's
                                                                      Rating for
                                                                      Debt            Principal      Identified      Cost Value
                                                                      Securities    Amount (000's)     (Note 2)       (Note 1)
                                                                      ----------    --------------     --------       --------

LONG TERM DEBT SECURITIES (97.30%)
ELECTRIC UTILITIES (9.86%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .........   Ba1/BB+     $     1,800        $ 1,662,876   $ 1,975,500
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ....................   Baa2/BBB          2,000          2,062,500     2,097,500
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ...........................   A2/A+             1,550          1,475,994     1,801,875
Niagara Mohawk Power, 8.75%, 04/01/22 ...............................   Ba3/BB+           1,000          1,028,220     1,044,375
Utilicorp United Inc., Sr. Notes, 9.00%, 11/15/21 ...................   Baa3/BBB          1,000          1,090,000     1,110,896
                                                                                                        ----------    ----------
                                                                                                         7,319,590     8,030,146
                                                                                                        ----------    ----------

FINANCIAL (14.23%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99 ...................   A3/A              1,000          1,090,125     1,112,500
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ...........   Aa3/A-            2,000          2,012,070     2,140,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..................   A1/BBB+           2,000          1,993,370     2,120,000
HSBC America Capital II, Capital Securities, 8.38%, 05/15/27 ........   A2/BBB+           3,000          3,080,350     3,172,500
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ...................   Ba1/BBB-          1,000          1,150,640     1,091,250
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...................   Ba1/BBB-          1,500          1,634,965     1,951,575
                                                                                                        ----------    ----------
                                                                                                        10,961,520    11,587,825
                                                                                                        ----------    ----------

FOREIGN (1.79%)
Korea Electric Power, Debs., 7.00%, 02/01/27 ........................   Ba1/B+            1,000            905,626       703,750
Korea Electric Power, Debs., 6.75%, 08/01/27 ........................   Ba1/B+              500            489,235       365,625
Republic of Indonesia, 7.75%, 08/01/06 ..............................   Ba1/BB              500            462,555       391,250
                                                                                                        ----------    ----------
                                                                                                         1,857,416     1,460,625
                                                                                                        ----------    ----------

INDUSTRIAL & MISCELLANEOUS (39.46%)
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06 ........................   B1/B+               250            255,625       273,125
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ......................   Baa2/BBB-         1,000          1,059,240     1,142,500
Harcourt General Inc., Debs., 7.30%, 08/01/2097 .....................   Baa1/BBB+         1,450          1,438,292     1,493,500
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..................   Baa1/BBB+         2,000          2,157,020     2,415,000
K N Energy Inc., Debs., 8.75%, 10/15/24 .............................   A3/BBB+           1,150          1,263,799     1,292,968
Lockheed Martin, 7.25%, 05/15/06 ....................................   A3/BBB+           1,000          1,039,820     1,056,250
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06 ....................   Ba2/BB+             500            462,650       506,250
May Department Stores Co., Debs., 10.75%, 06/15/18 ..................   A2/A                150            154,385       158,775
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ............   Baa3/BBB-         2,050          2,163,503     2,393,375
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95 .............   Baa3/BBB-         1,400          1,298,624     1,461,250
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%, 04/01/14   Aaa/AAA           1,000          1,159,780     1,051,250
Phillip Morris Deb., 7.75%, 01/15/27 ................................   A2/A              3,000          3,007,020     3,243,750
Rohm & Haas Co., Debs., 9.50%, 04/01/21 .............................   A1/A              1,500          1,494,375     1,687,500
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ................   Baa1/A-           2,000          1,990,780     2,115,000
Societe Generale (NY), Sr. Notes, 7.40%, 06/01/06 ...................   A1/A+               400            413,588       421,000
Texaco Capital Inc., Debs., 7.50%, 03/01/43 .........................   A1/A+             2,000          1,977,920     2,167,500
Time Warner Inc., Debs., 9.15%, 02/01/23 ............................   Ba1/BBB-          3,000          3,159,700     3,682,500
TRW, Inc. Notes, 9.25%,12/30/11 .....................................   A2/A                275            326,312       340,312
TRW, Inc., Notes, 9.375%, 04/15/21 ..................................   A2/A                303            320,893       391,628
Union Camp Corp., Debs., 9.25%, 02/01/11 ............................   A1/A-             1,500          1,486,305     1,826,250
Western Atlas Inc., Debs., 8.55%, 06/15/24 ..........................   A3/A-             2,539          2,651,998     3,008,715

                                                                                                        ----------    ----------
                                                                                                        29,281,629    32,128,398
                                                                                                        ----------    ----------

TELEPHONE & COMMUNICATIONS (5.28%)
Contintental Cablevision, 9.50%, 08/01/13 ...........................   Baa3/BBB+         1,000          1,120,000     1,166,250
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ................   Ba1/BBB-          2,000          1,991,940     2,170,600
U.S. West Communications, Debs., 6.875%, 09/15/33 ...................   Aa3/A             1,000            896,920       960,000
                                                                                                        ----------    ----------
                                                                                                         4,008,860     4,296,850
                                                                                                        ----------    ----------




                      See notes to financial statements.

                                                               December 31, 1997
Schedule of Net Assets -- Continued
(unaudited)


                                                                      Moody's/
                                                                      Standard &
                                                                      Poor's
                                                                      Rating for
                                                                      Debt            Principal      Identified      Cost Value
                                                                      Securities    Amount (000's)     (Note 2)       (Note 1)
                                                                      ----------    --------------     --------       --------



Transportation (10.96%)
AMR Corp., Debs., 10.00%, 04/15/21 ............................          Baa3/BBB- $    2,000        $ 2,148,940   $ 2,594,420
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20..          A3/A           1,000          1,000,000     1,589,600
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20 ...................          A1/A           1,000          1,117,790     1,270,000
Ford Motor Co., Debs., 8.875%, 01/15/22 .......................          A1/A           1,500          1,480,350     1,846,875
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ...............          Aaa/AAA          500            551,875       553,750
Union Pacific Co., Debs., 8.625%, 05/15/22 ....................          Baa2/BBB       1,000          1,062,430     1,067,500
                                                                                                      ----------    ----------
                                                                                                       7,361,385     8,922,145
Mortgage Backed Securities (5.73%)
FNMA Pool #313411, 7.00%, 03/01/04 ............................          NR/NR          1,846          1,867,072     1,870,533
GNMA Pool #780374, 7.50%, 12/15/23 ............................          NR/NR            835            828,836       859,253
GNMA Pool #417239, 7.00%,02/15/26  ............................          NR/NR          1,919          1,946,214     1,934,222
                                                                                                      ----------    ----------
                                                                                                       4,642,122     4,664,008
                                                                                                      ----------    ----------

U.S. Government Agency Obligations (9.99%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ........................           NR/NR          1,600          2,120,750     2,081,008
U.S. Treasury Bonds, 7.875%, 02/15/21 ........................           NR/NR          3,900          4,051,031     4,788,264
U.S. Treasury Bonds, 8.125%, 08/15/21 ........................           NR/NR          1,000          1,016,405     1,261,280
                                                                                                      ----------    ----------
                                                                                                       7,188,186     8,130,552
                                                                                                      ----------    ----------

Total Long Term Debt Securities ..............................                                        72,620,708    79,220,549
                                                                                                      ----------    ----------

Commercial Paper (2.15%)
General Electric Capital Corp., 5.65%, 01/02/98 ..............           A1+/P1         1,750          1,750,000     1,750,000
                                                                                                      ----------    ----------

                                                                                       Shares
                                                                                       ------
Investment companies (0.29%)
High Yield Plus Fund .........................................           NR/NR         25,000            167,178       237,500

Total Investments (99.74%) ...................................                                       $74,537,886*   81,208,049
                  ======                                                                             ===========   -----------

Other Assets and Liabilities (0.26%) .........................                                                         213,622
                                                                                                                   -----------

Net Assets (100.00%) .........................................                                                     $81,421,671
                                                                                                                   ===========



* Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $7,289,258, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $619,095.

                       See notes to financial statements

Financial Statements
Statement of Assets and Liabilities
December 31, 1997 (unaudited)

Assets:
  Investments in securities at value (identified cost $74,537,886) (Note 1) .......................   $ 81,208,049
  Cash ............................................................................................         80,018
  Interest receivable .............................................................................      1,506,101
  Dividends receivable ............................................................................        115,946
  Prepaid expenses ................................................................................             71
                                                                                                      ------------
    Total Assets ..................................................................................     82,910,185
                                                                                                      ------------
Liabilities:
  Dividends payable ...............................................................................      1,395,838
  Accrued expenses payable ........................................................................         92,676
                                                                                                      ------------
    Total Liabilities .............................................................................      1,488,514
                                                                                                      ------------

Net Assets: (equivalent to $22.17 per share based on 3,673,258 shares of capital stock outstanding)   $ 81,421,671
                                                                                                      ============

Net Assets consisted of:
  Capital paid-in .................................................................................   $ 76,078,400
  Distributions in excess of net investment income ................................................     (1,517,873)
  Accumulated net realized gain ...................................................................        190,981
  Net unrealized appreciation of investments ......................................................      6,670,163
                                                                                                      ------------
                                                                                                      $ 81,421,671
                                                                                                      ============
Statement of Operations
For the nine months ended December 31, 1997 (unaudited)

Investment Income:
  Interest ........................................................................                   $  4,267,176
  Dividends .......................................................................                        407,792
                                                                                                      ------------
    Total Investment Income .......................................................                      4,674,968
                                                                                                      ============
Expenses:
  Investment advisory fees (Note 4) ...............................................   $    337,652
  Transfer agent fees .............................................................         38,799
  Insurance .......................................................................          1,134
  Directors' fees and expenses ....................................................         22,069
  Audit fees ......................................................................         18,612
  State and local taxes ...........................................................         16,646
  Legal fees and expenses .........................................................         20,792
  Reports to shareholders .........................................................         18,677
  Custodian fees ..................................................................          4,714
  Miscellaneous ...................................................................         32,350
                                                                                      ------------
    Total Expenses ................................................................                        511,445
                                                                                                      ------------
Net Investment Income .............................................................                      4,163,523
                                                                                                      ------------
Realized and unrealized gain on investments (Note 1):
  Net realized gain from security transactions ....................................                        251,173
                                                                                                      ------------
  Unrealized appreciation (depreciation) of investments:
    Beginning of period ...........................................................       (235,973)
    End of period .................................................................      6,670,163
                                                                                      ------------
      Change in unrealized appreciation (depreciation) of investments .............                      6,906,136
                                                                                                      ------------
         Net realized and unrealized gain on investments ..........................                      7,157,309
                                                                                                      ------------
         Net increase in net assets resulting from operations .....................                   $ 11,320,832
                                                                                                      ============



                      See notes to financial statements.

Statements of Changes in Net Assets

                                                                                Nine Months Ended
                                                                                December 31, 1997           Year Ended
                                                                                  (unaudited)              March 31, 1997
                                                                                -----------------          --------------
Increase (decrease) in net assets:

Operations:
  Net investment income .......................................................   $  4,163,523              $  5,547,419
  Net realized gain (loss) from security transactions (Note 2) ................        251,173                   (60,192)
  Change in unrealized appreciation (depreciation) of investments .............      6,906,136                (1,719,346)
                                                                                  ------------              ------------

  Net increase in net assets resulting from operations ........................     11,320,832                 3,767,881
                                                                                  ------------              ------------

Dividends to shareholders from net investment income ..........................     (4,163,523)               (5,547,419)
Dividends to shareholders in excess of net investment income ..................     (1,456,561)                  (61,312)
Distributions to shareholders from return of capital ..........................              0                  (119,660)
                                                                                  ------------              ------------
                                                                                    (5,620,084)               (5,728,391)
                                                                                  ------------              ------------

Capital share transactions:
  Net asset value of shares issued to shareholders in reinvestment of dividends
    from net investment income (Note 5) .......................................              0                   100,233
                                                                                  ------------              ------------
  Increase (decrease) in net assets ...........................................      5,700,748                (1,860,277)

Net Assets:
  Beginning of period .........................................................     75,720,923                77,581,200
                                                                                  ------------              ------------
  End of period ...............................................................   $ 81,421,671              $ 75,720,923
                                                                                  ============              ============



                ------------------------------------------------

                 How to Enroll in the Dividend Reinvestment Plan

                1838 Bond-Debenture Trading Fund (the "Fund") has
               established a plan for the automatic investment of
               dividends and distributions which all shareholders
                  of record are eligible to join. The method by
               which shares are obtained is explained on page 10.
               The Fund has appointed First Chicago Trust Company
                     of New York to act as the Agent of each
                shareholder electing to participate in the plan.
                 Information and application forms are available
               from First Chicago Trust Company of New York, P.O.
                  Box 2500, Jersey City, New Jersey 07303-2500.

                ------------------------------------------------




                       See notes to financial statements.

Financial highlights

The table below sets forth financia data for a share of capital stock outstanding throughout each period presented.

                                                          Nine Months Ended               Year Ended March 31,
                                                          December 31, 1997  --------------------------------------------------
                                                             (unaudited)     1997        1996        1995       1994       1993
                                                             -----------     ----        ----        ----       ----       ----
Per Share Operating Performance
Net asset value, beginning of period ......................    $ 20.61     $ 21.15      $ 20.64     $ 21.45   $ 22.27    $ 21.39
                                                                ------      ------      -------     -------   -------    -------
Net investment income .....................................       1.13        1.51         1.58        1.58      1.61       1.68
Net realized and unrealized gain (loss) on
    investments ...........................................       1.96       (0.49)        0.61       (0.67)    (0.68)      1.36
                                                                ------      ------      -------     -------   -------    -------
Total from investment operations ..........................       3.09        1.02         2.19        0.91      0.93       3.04
                                                                ------      ------      -------     -------   -------    -------

Less distributions
 Dividends from net investment income .....................      (1.13)      (1.51)       (1.58)      (1.58)    (1.73)     (1.84)
 Dividends in excess of net investment income                    (0.40)      (0.02)        0.00       (0.01)     0.00       0.00
 Distributions from net realized gain .....................       0.00        0.00        (0.06)       0.00      0.00      (0.32)
 Distributions in excess of net realized gain .............       0.00        0.00         0.00        0.00     (0.02)      0.00
 Distributions from tax return of capital .................       0.00       (0.03)       (0.04)      (0.13)     0.00       0.00
                                                                ------      ------      -------     -------   -------    -------

Total distribuions ........................................      (1.53)      (1.56)       (1.68)      (1.72)    (1.75)     (2.16)
                                                                ------      ------      -------     -------   -------    -------
Net asset value, end of period ............................     $22.17      $20.61      $ 21.15     $ 20.64   $ 21.45    $ 22.27
                                                                ------      ------      -------     -------   -------    -------
Per share market price, end of period .....................     $20.44      $19.75      $ 21.25     $ 20.13   $ 21.13    $ 24.75
                                                                ======      ======      =======     =======   =======    =======


Total Investment Return
 Based on market value ....................................      11.24%       0.28%       13.91%       3.41%    (7.72)%    18.91%

Ratios/Supplemental Data
 Net assets, end of period (in 000's) .....................    $81,422     $75,721      $77,581     $75,384   $78,120    $73,595
 Ratio of expenses to average net assets
    (does not include loan interest expenses) .............       0.86%*      0.87         0.86%       0.86%     0.92%      0.91%
 Ratio of net investment income to average
    net assets ............................................       6.99%*      7.27%        7.37%       7.83%     7.11%      7.95%
 Portfolio turnover .......................................      29.67%*     32.83%       43.25%      35.38%    18.91%     68.56%

Number of shares outstanding at end of  period (in 000's) .      3,673       3,673        3,668       3,653     3,642      3,304
Amount of bank loans outstanding at end
 of period (in 000's) .....................................    $     0     $     0      $     0     $     0   $     0    $     0
Average amount of bank loans outstanding
 during the period (in 000's) .............................    $     0     $     0      $     0     $     0   $     0    $    46
Amount of maximum month-end bank loans
 during the period (in 000's) .............................    $     0     $     0      $     0     $     0   $     0    $     0
Average amount of bank loans per share
 during the period ........................................    $  0.00     $  0.00      $  0.00     $  0.00   $  0.00    $  0.01
Weighted average interest rate of bank loans
 during the period ........................................       0.00%       0.00%        0.00%       0.00%     0.00%      6.31%


 * Annualized

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At December 31, 1997, the Fund had invested 97.30% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, financial, telephone and communications, transportation, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a net tax basis capital loss carry-forward of approximately $17,000 as of March 31, 1997, which may be applied against any realized net capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carry-forward expires on March 31, 2005.

D. Other-- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial sttements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the nine months ended December 31, 1997:


                                                         Proceeds
                                      Cost of            from Sales
                                     Purchases         or Maturities
                                     ---------         -------------

     Long Term Debt Securities      $17,395,957         $16,545,977
     Other Securities               $ 4,946,000         $ 5,096,000

Note 3 -- Capital Stock -- At December 31, 1997, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution procees are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 1997, the Fund issued no shares under this plan.

Note 6 -- Subsequent Event -- RSMC has entered into an agreement with PFPC, Inc. ("PFPC") pursuant to which PFPC will acquire the Fund accounting, administration and transfer agent business of RSMC.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be chrged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


    ------------------------------------------------------------------------
             How to get assistance with share transfer or dividends
      Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
    ------------------------------------------------------------------------

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                                       11

                                    DIRECTORS
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                JOHN H. DONALDSON
                                MORRIS LLOYD, JR.
                              JOHN J. MCELROY, III
                                J. LAWRENCE SHANE

                                    OFFICERS
                                JOHN H. DONALDSON
                                    PRESIDENT
                               ANNA M. BENCROWSKY
                           VICE PRESIDENTAND SECRETARY
                                  MARCIA ZERCOE
                                 VICE PRESIDENT
                               RHONDA L. MCNAVISH
                            ASSISTANT VICE PRESIDENT

                               INVESTMENT ADVISOR
                         1838 INVESTMENT ADVISORS, L.P.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                    CUSTODIAN
                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
                                 TRANSFER AGENT
                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                                     COUNSEL
                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                                      1838

                          BOND--DEBENTURE TRADING FUND


                               ------------------
                          FIVE RADNOR CORPORATE CENTER,
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                      LOGO

                                Quarterly Report
                                December 31, 1997

                            IMPORTANT TAX INFORMATION
                        1838 BOND-DEBENTURE TRADING FUND

This is to advise you of the tax status of distributions per share taxable to you in calendar year 1997:

     Payment Date               Return of Capital            Ordinary Income
     ------------               -----------------            ---------------

        04/29/97                      $0.008                    $0.382
        08/05/97                      $0.008                    $0.372
        11/04/97                      $0.008                    $0.372
        01/27/98                      $0.008                    $0.372
        --------                      ------                    ------
         Totals                       $0.032                    $1.498

Mutual fund income derived from interest on U.S. Treasury obligations and certain of its agencies and instrumentalities may be exempt from state and local taxes. Of the above ordinary income per share, 11.24% was earned from direct U.S. Treasury obligations. Tax laws in each state vary. Shareholders should consult with their tax adviser or state revenue department to determine their own state's requirements.